[GRAPHIC OMITTED]

"At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term."

                                                          --Nancy Tengler

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                                Annual Report | October 31, 2002

o    Fremont Institutional U.S. Micro-Cap Fund

o    Fremont Institutional Yield+ Fund

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

Dear Fremont Fund Shareholders,

This year investors have suffered through the worst bear market since the Depression. All indications are that 2002 will go down in history as one of those rare periods when the bond market has outperformed the stock market for three consecutive years. That has happened only twice before: 1929-1932 during the Great Depression and 1939-1941 during the early stages of World War II. This has indeed been an extraordinary year.

We have not been sitting by idly during this difficult time. As experienced, long-term investors, we have built a disciplined team and investment process. At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term. Discipline is the cornerstone of all we do, and it is paramount in our selection of an elite group of outside managers to sub-advise some of our funds.

In 2002 we launched the Fremont New Era Growth Fund managed by Northstar Capital Management. Northstar's selection was the result of the rigorous search process we use to scrutinize our sub-advisor candidates. Our Manager Search and Evaluation team identified this relatively unknown manager after months of comprehensive investigation and research. This included extensive portfolio and performance analysis and in-depth interviews with the portfolio managers. The result? We selected a highly accomplished team of investment professionals who have worked together over an extended period of time employing a consistently applied discipline with impressive long-term results.

We believe our search process makes these results repeatable, and we demonstrated as much by selecting Jarislowsky Fraser Limited of Montreal to manage the Fremont International Growth Fund and a portion of the Fremont Global Fund at the end of June. Again, our Manager Search and Evaluation team, using our disciplined process, identified a firm with a consistently applied investment discipline, an outstanding investment team and an enviable long-term track record. We encourage you to read Morningstar's latest, and very positive, review of the Fremont International Growth Fund entitled: "A Great Fund Managed by Our Northern Neighbors," available at our Web site, www.fremontfunds.com.

In 2002 we also closed the Fremont U.S. Micro-Cap Fund to new investors and announced that its counterpart, the Fremont Institutional U.S. Micro-Cap Fund, would close when assets grow to a comparable level.

We at Fremont are committed to delivering superior fund offerings to you, our shareholders. And we are gratified by your continued support in this, one of the worst bear market periods in history. Our pledge to you is that the Fremont Fund Family will continue to provide an elite offering of investments that you can count on in the years to come.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
Fremont Funds

[PHOTO]

[SIDE NOTE]

"At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term."

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Institutional U.S. Micro-Cap Fund                                      2

Fremont Institutional Yield+ Fund                                              4

REPORT OF INDEPENDENT ACCOUNTANTS                                              6

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Institutional U.S. Micro-Cap Fund                                      7

Fremont Institutional Yield+ Fund                                              9

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          11

Statements of Operations                                                      12

Statements of Changes in Net Assets                                           13

FINANCIAL HIGHLIGHTS                                                          14

NOTES TO FINANCIAL STATEMENTS                                                 16

DIRECTORS AND OFFICERS                                                        19

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]

Robert E. Kern, Jr. and David G. Kern, CFA

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont Institutional U.S. Micro-Cap Fund declined 28.68% and 26.81%, respectively. During the same time periods, the Russell 2000 Index lost 26.33% and 11.57%, and the Russell 2000 Growth Index retreated 28.96% and 21.56%. For the year, the Russell 2000 Value Index fell 2.52%, once again outperforming its growth counterpart by a wide margin. However, the relative performance gap closed considerably in the second half.

     In first half fiscal 2002, the Fund delivered a modestly positive return, with technology being the only one of our four innovative portfolio sectors (technology, health care, consumer, and services) finishing in the red. In the second half's "no place to hide" market, we experienced negative results in all four of these sectors, with the technology and health care sectors declining the most. Our consumer sector investments held up relatively well, but still closed the year in negative territory.

     For the year, our technology investments were responsible for approximately 50% of the total equity portfolio decline, with communications and networking stocks doing the most damage. We took profits in technology in early summer, reducing our technology exposure in time to avoid some of the carnage incurred during the near panic selling in July. During the third quarter, we substantially increased our technology exposure in time to participate fully in the October tech stock rally. However, this was not enough to compensate for the technology sector's woeful performance through most of the year.

     Near-term technology industry fundamentals remain weak and at this juncture, it is difficult to determine when they will improve. Most of the company managements we speak with regularly offer little or no guidance on the prospects for their businesses past the next quarter. We suspect that technology spending will remain depressed until we see the kind of broad-based profit recovery that will inspire corporate managers to loosen their purse strings. However, high quality small technology stocks have been battered so severely that many are now trading at attractive valuations relative to long-term growth prospects. We are focused on companies with the best technology in their respective niches, and most importantly in this environment, the financial strength to survive this difficult period and prosper when industry fundamentals improve. With venture capitalists no longer funding technology start-ups and the capital markets closing the door to additional financing, some companies will be weakened and the strong will emerge even stronger.

     At the end of fiscal 2002, technology investments comprised 36% of assets, health care 14%, consumer 13%, services 10% and special situations 6%.

     Stocks' strong showing in October have some folks declaring that one of the most prolonged and severe bear markets in history is now over. We are tempted to agree in that we believe that many of the stocks in our universe hit bottom in July or September. However, after some very big moves in October, we suspect upside potential may be limited until economic fundamentals improve and the situation with Iraq is resolved one way or another. Put in other words, we believe the worst is over, but it is hardly clear sailing from here. We continue to be very selective, focusing on the best positioned companies in their respective businesses--the companies we believe will attract the most favorable investor attention when investor confidence is restored.

     In closing, over the last two and a half years, growth stock investors have endured what can be described as a "super" bear market. Small cap growth stocks have been among the biggest casualties. From the end of first quarter 2000 through the third quarter of 2002, the Russell 2000 Growth Index declined 58.21%. But, some perspective is necessary. In the five years ended October 31, 2002, we have experienced perhaps the most volatile stock market ever. It included the sharp decline in the third quarter of 1998 precipitated by the financial crisis in Asia and the near collapse of a

[SIDE NOTE]

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equity market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

2  FREMONT MUTUAL FUNDS
highly leveraged hedge fund, the subsequent bubble market that ended in the first quarter of 2000, and the "super" bear market that followed. During this period of extreme volatility, the Fremont Institutional U.S. Micro-Cap Fund has delivered a positive 10.60% annualized return. In addition, the Fund materially outperformed the Russell 2000 and Russell 2000 Growth small cap benchmarks which returned -1.70% and -7.46%, respectively, as well as the S&P 500, which was up a mere 0.73%.

     Finally, we are enormously gratified by our shareholders' loyalty. While many small cap growth stock funds have suffered large redemptions, our shareholders have stuck by us. We thank you, and believe more strongly than ever that investing in the best small companies in the most innovative sectors of the economy will generate satisfactory long-term returns.

Sincerely,

/s/ Robert E. Kern, Jr. and David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND SECTOR
DIVERSIFICATION AS OF 10/31/02
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash (21.3%)
Other (7.0%)
Capital Goods (5.7%)
Technology (Equipment) (15.1%)
Retail (6.1%)
Technology (Software) (7.1%)
Health Care (14.0%)
Business Equipment & Services (10.0%)
Technology (Components) (13.7%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/92-                          NeoPharm, Inc.......................4.2%
10/31/93       +42.08%             Kroll, Inc..........................2.9%
                                   ASM International NV................2.8%
11/01/93-                          F5 Networks, Inc....................2.8%
10/31/94       -10.62%             ATMI, Inc...........................2.7%
                                   Microsemi Corp......................2.5%
11/01/94-                          ArthroCare Corp.....................2.3%
10/31/95       +29.21%             Anaren Microwave, Inc...............2.3%
                                   IXYS Corp...........................2.0%
11/01/95-                          JAKKS Pacific, Inc..................1.9%
10/31/96       +41.99%                                        TOTAL   26.4%

11/01/96-
10/31/97       +34.19%

11/01/97-
10/31/98       -21.03%

11/01/98-
10/31/99      +118.10%

11/01/99-
10/31/00       +60.36%

11/01/00-
10/31/01       -18.13%

11/01/01-
10/31/02       -26.81%

AVERAGE ANNUAL RETURNS
FOR PERIODS ENDED 10/31/02

 1 Year     5 Years    10 Years
-------------------------------
 -26.81%    10.60%      18.11%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont Institutional U.S. Micro-Cap Fund ($52,815)
Russell 2000 Index ($21,618)

(1) Assumes initial investment of $10,000 on October 31, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose asset1transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT INSTITUTIONAL YIELD+ FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTOS]

Norman Gee and Michelle  Romano

TO OUR SHAREHOLDERS,
The Fremont Institutional Yield+ Fund was incepted on November 1, 2001. Since inception, it returned -1.55% compared to the Money Fund Report Average(TM)/First Tier (plus 50 basis points or 0.5%) 1.77% gain. At the close of this reporting period, the Fund's 30-day SEC yield was 2.62%.

     Through its first year of operation, the Fund achieved one of its objectives, providing a yield at least 50 basis points (0.5%) higher than the average money market fund. In fact, at the end of fiscal 2002, the Fund's yield was 120 basis points (1.20%) higher than the Money Fund Report average. Unfortunately, we failed to meet our second objective--a stable Net Asset Value
(NAV). The Fund's NAV declined by 3.90%, resulting in a negative total return since inception.

     Where did we go wrong? In a word, WorldCom. We were well aware of the widespread problems in the telecommunications industry. So, we did a great deal of research on WorldCom, carefully scrutinizing the company's income statements and balance sheet. We came to the conclusion that cash flow was more than adequate to cover interest and principal payments on its May '03 bonds. Unfortunately, WorldCom's financial statements were fiction, and, along with many other sophisticated investors, we were blind-sided when the massive accounting fraud was uncovered. By then, it was too late to escape. Like anyone victimized by fraud, we have become more cautious and less trusting. Hopefully, the rest of corporate America will recognize what the senior executives of WorldCom are finding out--crime doesn't pay.

     Returns were also penalized by our positions in securities with credit ratings one notch below the highest investment grade (securities rated A2 by Standard & Poor's, P2 by Moody's and F2 by Fitch versus A1, P1, and F1 credit ratings required for money funds). Other than WorldCom, there were no credit problems with our holdings. But, fallout from the WorldCom scandal put pressure on prices of securities without the highest investment grade rating. We continue to believe that over the long-term, the higher yields of A2, P2, and F2 rated bonds will compensate for modestly higher and, in our opinion, manageable credit risk.

     Recently released consumer confidence readings hit a nine-year low, renewing fear of a double-dip recession. Indeed, if the consumer does tighten the purse strings, the still fragile economic recovery may be in jeopardy. We note, however, that over the last eighteen months, steadily declining consumer confidence readings have not been a very good leading indicator of consumer spending habits. Record housing starts and new home sales in September, and slowing but still brisk auto sales indicate the consumer is telling the pollsters one thing, but doing quite another. You don't buy a new house or car if you aren't confident you will keep your job and maybe even get a modest raise. Importantly, home prices have remained firm. With 80% of the average American's net worth tied up in his or her home, stable to rising home prices tend to have a favorable impact on consumer psychology. Also, while we believe the impact of a rising or falling stock market--the so called "wealth" or in recent years, "poverty effect"--doesn't have as much effect on consumer sentiment as is generally perceived, we note that the stock market is up about 5% since the consumer confidence polls were taken.

     We think the consumer will continue to spend enough to keep the economy on a slow growth path. With virtually no pricing flexibility in the manufacturing sector and limited pricing power in most services businesses, inflation should remain muted for the foreseeable future. In this scenario, we believe bond prices and yields should be relatively stable.

     By its charter, the Fund can have an average maturity up to one year compared to the 90 day maximum for money market funds. Although the yield curve remains quite flat, we are being adequately compensated for going out farther on the maturity spectrum. This is evidenced by the Fund's 120 basis point (1.2%) yield advantage over money funds. Presently, the Fund's average maturity is just 170 days, well below our

[SIDE NOTE]

FUND PROFILE
The Fremont Institutional Yield+ Fund focuses its investments on short-term debt securities such as commercial paper, corporate bonds, certificates of deposit, and government notes and bonds with maturities of three years or less. The Fund's goal is to provide institutional investors with higher returns than normally found in a typical taxable money market fund, while assuming only slightly more risk.

     Portfolio Co-managers Norman Gee and Michelle Romano invest primarily in securities rated investment grade, or better, by Moody's or Standard & Poor's, or those of comparable quality. To identify and select the short-term debt securities that present the best investment opportunity, the managers analyze a variety of macro- and microeconomic factors, including the issuer's business conditions, competitive position, and general financial health.

4  FREMONT MUTUAL FUNDS
maximum. This is not a reflection of concern that the yield curve will flatten even further, but rather a result of the extremely limited supply of securities in the longer end of our allowable maturity spectrum. If supply increases, we will likely extend the portfolio's average maturity to lock in higher yields.

     In closing, although innocent victims of the largest accounting fraud in history, we are still disappointed the Fund posted a negative total return this year. However, we remain confident that we have identified an opportunistic pocket in the fixed income universe that will fill a void for investors seeking higher yields than money market funds, with relative safety of principal.

Sincerely,

/s/ Norman Gee and Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

FREMONT INSTITUTIONAL YIELD+ FUND
SECTOR DIVERSIFICATION
AS OF 10/31/02
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Consumer Non-Durables (2.3%)
Transportation (3.5%)
Financial Services (Other) (40.0%)
Technology (Equipment) (4.4%)
Capital Goods (4.5%)
Utilities (7.4%)
Energy (7.6%)
Consumer Durables (7.8%)
Retail (13.6%)
Consumer Services (8.9%)

CUMULATIVE RETURN        TOP TEN HOLDINGS

11/01/01-                Safeway, Inc., 6.050%, 11/15/03...........4.6%
10/31/02  -1.55%         Federated Department Stores, Inc.,
                            8.500%, 06/15/03.......................4.6%
                         DaimlerChrysler NA Holding Corp.,
                            7.750%, 05/27/03.......................4.5%
                         Viacom, Inc., 6.750%, 01/15/03............4.5%
                         Motorola, Inc., 2.160%, 12/11/02..........4.4%
                         American General Finance Corp., 5.750%,
                            11/01/03...............................4.4%
                         Household Finance Corp., 7.000%,
                            08/01/03...............................4.1%
                         Associates Corp. of North America,
                            6.440%, 01/15/04.......................4.1%
                         Canadian National Railway Co., 7.000%,
                            03/15/04...............................3.5%
                         Reliance Electric Co., 6.800%, 04/15/03...3.4%

                                                          TOTAL   42.1%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Money Fund Report Averages(TM)/First Tier (plus 50 basis points) ($10,177) Fremont Institutional Yield+ Fund ($9,845)

(1) Assumes initial investment of $10,000 on November 1, 2001. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance.The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                         FREMONT MUTUAL FUNDS  5

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund (two of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 12, 2002

6  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS  78.7%

BUSINESS EQUIPMENT & SERVICES  10.0%

      81,300    Bright Horizons Family Solutions, Inc. *            $      2,199
     506,000    Centra Software, Inc. *                                      415
      68,600    Corporate Executive Board Co. *                            2,277
     286,500    CoStar Group, Inc. *                                       4,684
      35,700    Infocrossing, Inc. *                                         271
     380,500    Kroll, Inc. *                                              7,412
      71,000    MTC Technologies, Inc. *                                   1,739
     695,300    Perma-Fix Environmental Services, Inc. *                   1,780
     284,200    PLATO Learning, Inc. *                                     1,958
     166,300    Saba Software, Inc. *                                        271
     825,800    SBA Communications Corp. *                                   306
     328,800    TeleTech Holdings, Inc. *                                  1,960
                                                                    ------------
                                                                          25,272
                                                                    ------------
CAPITAL GOODS  5.7%

     329,400    American Science & Engineering, Inc. *                     3,327
     153,500    Axsys Technologies, Inc. *                                 1,030
     168,100    BHA Group Holdings, Inc. (Class A)                         2,817
     174,200    IMPCO Technologies, Inc. *                                   692
     120,500    Northern Technologies International Corp. *                  401
      55,900    Oshkosh Truck Corp.                                        3,184
     188,400    OSI Systems, Inc. *                                        3,013
                                                                    ------------
                                                                          14,464
                                                                    ------------
CONSUMER NON-DURABLES  4.8%

     122,600    Blue Rhino Corp. *                                         1,873
      89,000    Gaiam, Inc. (Class A) *                                      868
     142,400    Galaxy Nutritional Foods, Inc. *                             313
     166,400    Hain Celestial Group, Inc. *                               2,385
     354,300    JAKKS Pacific, Inc. *                                      4,691
     328,700    Monterey Pasta Co. *                                       2,064
                                                                    ------------
                                                                          12,194
                                                                    ------------
CONSUMER SERVICES  2.2%

     148,200    4Kids Entertainment, Inc. *                                4,009
      74,600    Shuffle Master, Inc. *                                     1,711
                                                                    ------------
                                                                           5,720
                                                                    ------------
HEALTH CARE  14.0%

     537,800    ArthroCare Corp. *                                         5,857
     513,000    eBenX, Inc. *                                                949
     186,500    Eclipsys Corp. *                                             905
     556,700    Endocare, Inc. *                                           1,576
     251,000    Exact Sciences Corp. *                                     3,677
     383,000    First Consulting Group, Inc. *                             2,087
     539,900    Gene Logic, Inc. *                                         4,092
     732,900    Harvard Bioscience, Inc. *                                 2,199
     120,300    ICON PLC *                                                 3,007
     696,810    NeoPharm, Inc. *                                          10,745
     152,900    Quidel Corp. *                                               477
                                                                    ------------
                                                                          35,571
                                                                    ------------
RETAIL  6.1%

      62,900    A.C. Moore Arts & Crafts, Inc. *                             990
     234,140    Benihana, Inc. (Class A) *                                 2,819
     594,400    dELiA*s Corp. (Class A) *                                    297
     133,100    Electronics Boutique Holdings Corp. *                      3,354
     161,000    O'Charley's, Inc. *                                        3,172

RETAIL (Cont.)

     104,600    Tractor Supply Co. *                                $      3,974
     283,100    Trans World Entertainment Corp. *                            852
                                                                    ------------
                                                                          15,458
                                                                    ------------
TECHNOLOGY (COMPONENTS)  13.7%

     631,700    Anaren Microwave, Inc. *                                   5,749
     238,600    APA Optics, Inc. *                                           382
     435,600    California Micro Devices Corp. *                           1,838
     361,800    hi/fn, inc. *                                              1,939
     246,767    Identix, Inc. *                                            1,483
     274,600    II-VI, Inc. *                                              3,762
     880,000    IXYS Corp. *                                               4,998
     399,700    Micrel, Inc. *                                             3,302
     840,900    Microsemi Corp. *                                          6,248
      40,500    OpticNet, Inc.(b)*                                             3
     713,500    Pemstar, Inc. *                                            1,013
     387,400    Pixelworks, Inc.                                           2,208
     321,440    Stratos Lightwave, Inc.                                    1,768
                                                                    ------------
                                                                          34,693
                                                                    ------------
TECHNOLOGY (EQUIPMENT)  15.1%

     552,700    ASM International NV *                                     7,019
     375,700    ATMI, Inc. *                                               6,909
      67,500    August Technology Corp. *                                    409
     174,100    CoorsTek, Inc. *                                           2,594
     139,800    EDO Corp.                                                  2,342
     134,400    KVH Industries, Inc. *                                     1,047
     210,300    Micro Component Technology, Inc. *                            99
     189,700    Netopia, Inc. *                                              279
     661,400    New Focus, Inc. *                                          2,209
     394,000    Rimage Corp. *                                             3,696
     363,000    RIT Technologies Ltd. *                                      265
   3,102,100    Riverstone Networks, Inc. *                                3,443
     108,000    SafeNet, Inc. *                                            1,798
     159,800    Ultratech Stepper, Inc. *                                  1,406
      74,900    Varian Semiconductor Equipment
                  Associates, Inc. *                                       1,784
     643,500    Zygo Corp. *                                               2,850
                                                                    ------------
                                                                          38,149
                                                                    ------------
TECHNOLOGY (SOFTWARE)  7.1%

     743,400    F5 Networks, Inc. *                                        6,981
     915,600    FalconStor Software, Inc. *                                3,635
      79,000    JDA Software Group, Inc. *                                   691
     120,000    MDSI Mobile Data Solutions, Inc. *                           397
     224,900    Novadigm, Inc. *                                             423
     506,800    PDF Solutions, Inc. *                                      3,751
     177,100    Primus Knowledge Solutions, Inc. *                            64
     104,800    Tier Technologies, Inc. *                                  1,996
                                                                    ------------
                                                                          17,938
                                                                    ------------

TOTAL COMMON STOCKS (Cost $296,291)                                      199,459
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

    Shares/                                                         Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  19.3%

  29,060,678    Fremont Money Market Fund(a)                        $     29,061
$ 19,809,967    Repurchase Agreement, State
                  Street Bank, 1.360%, 11/01/02
                  (Maturity Value $19,811)
                  (Cost $19,810) Collateral: USTB,
                  8.125%, 08/15/21 (Collateral
                  Value $20,209)                                          19,810
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $48,871)                               48,871
                                                                    ------------

TOTAL INVESTMENTS (Cost $345,162), 98.0%                                 248,330
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, 2.0%                                    4,967
                                                                    ------------

NET ASSETS, 100.0%                                                  $    253,297
                                                                    ============

 *   Non-income producing security.
(a)  Affiliated issuer. See Note 2 of "Notes to Financial Statements."
(b)  Board valued security and illiquid security.

     PORTFOLIO ABBREVIATIONS

     USTB       U.S. Treasury Bill

      The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                       FREMONT INSTITUTIONAL YIELD+ FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    INTEREST   MATURITY     VALUE (000S)
 FACE AMOUNT    ISSUER                                                RATE        DATE        (NOTE 1)
--------------------------------------------------------------------------------------------------------
BONDS  103.3%

CAPITAL GOODS  4.6%
$  1,010,000    Ingersoll Rand Co. ...............................    5.750%    02/14/03    $      1,020
   1,000,000    Ingersoll Rand Co. ...............................    6.875%    02/01/03           1,011
                                                                                            ------------
                                                                                                   2,031
                                                                                            ------------
CONSUMER DURABLES  8.1%

   1,000,000    Eastman Kodak Co.(a) .............................    2.150%    01/29/03             995
   1,000,000    Maytag Corp. .....................................    7.610%    03/03/03           1,016
   1,500,000    Reliance Electric Co. ............................    6.800%    04/15/03           1,527
                                                                                            ------------
                                                                                                   3,538
                                                                                            ------------

CONSUMER NON-DURABLES  2.4%

   1,000,000    Earthgrains Co. ..................................    8.375%    08/01/03           1,045
                                                                                            ------------
                                                                                                   1,045
                                                                                            ------------
CONSUMER SERVICES  9.2%

   1,000,000    AOL Time Warner, Inc.(a) .........................    2.200%    11/04/02           1,000
   1,000,000    Cox Communications, Inc. .........................    6.500%    11/15/02           1,000
   2,000,000    Viacom, Inc. .....................................    6.750%    01/15/03           2,016
                                                                                            ------------
                                                                                                   4,016
                                                                                            ------------
ENERGY  7.9%

   1,400,000    Dominion Resource, Inc. ..........................    6.000%    01/31/03           1,407
   1,000,000    Occidental Petroleum Corp. .......................    6.750%    11/15/02           1,001
   1,000,000    Scana Corp. ......................................    6.250%    07/08/03           1,026
                                                                                            ------------
                                                                                                   3,434
                                                                                            ------------
FINANCIAL SERVICES (OTHER)  41.2%

   1,900,000    American General Finance Corp.(a) ................    5.750%    11/01/03           1,966
   1,000,000    AON Corp. ........................................    2.250%    12/18/02             997
   1,750,000    Associates Corp. of North America ................    6.440%    01/15/04           1,842
   1,200,000    Bombardier Capital, Inc.(a) ......................    2.200%    11/01/02           1,200
   1,000,000    Bombardier Capital, Inc.(a) ......................    7.300%    12/15/02             990
   2,000,000    DaimlerChrysler NA Holding Co. ...................    7.750%    05/27/03           2,051
     815,000    Ford Motor Credit Co. ............................    6.125%    04/28/03             815
   1,000,000    Ford Motor Credit Co. ............................    7.500%    06/15/03           1,009
   1,000,000    General Motors Acceptance Corp. ..................    5.800%    03/12/03           1,005
   1,000,000    General Motors Acceptance Corp. ..................    5.950%    03/14/03           1,005
   1,900,000    Household Finance Corp. ..........................    7.000%    08/01/03           1,854
   1,000,000    John Deere Credit, Inc. ..........................    1.980%    12/06/02             998
   1,250,000    National Rural Utilities Cooperative Finance Corp.    7.375%    02/10/03           1,265
   1,000,000    Prudential Insurance Co.(a) ......................    6.875%    04/15/03           1,020
                                                                                            ------------
                                                                                                  18,017
                                                                                            ------------
RETAIL  14.0%

   2,000,000    Federated Department Stores ......................    8.500%    06/15/03           2,066
   2,000,000    Safeway, Inc. ....................................    6.050%    11/15/03           2,071
   1,000,000    Sears Roebuck Acceptance Corp. ...................    6.410%    11/18/02           1,000
   1,000,000    Sears Roebuck Acceptance Corp. ...................    6.900%    08/01/03           1,006
                                                                                            ------------
                                                                                                   6,143
                                                                                            ------------
TECHNOLOGY (EQUIPMENT)  4.6%

   2,000,000    Motorola, Inc. ...................................    2.160%    12/11/02           1,995
                                                                                            ------------
                                                                                                   1,995
                                                                                            ------------
TRANSPORTATION  3.6%

   1,500,000    Canadian National Railway Co. ....................    7.000%    03/15/04           1,589
                                                                                            ------------
                                                                                                   1,589
                                                                                            ------------

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                       FREMONT INSTITUTIONAL YIELD+ FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    INTEREST   MATURITY     VALUE (000S)
 FACE AMOUNT    ISSUER                                                RATE        DATE        (NOTE 1)
--------------------------------------------------------------------------------------------------------
UTILITIES  7.7%
$  1,000,000    American Electric Power Co., Inc. ................    2.200%    11/27/02    $        998
   1,000,000    AT&T Corp. .......................................    2.420%    11/07/02           1,000
   1,000,000    AT&T Corp. .......................................    2.450%    01/22/03             994
   2,000,000    WorldCom, Inc.(b) ................................    7.875%    05/15/03             355
                                                                                            ------------
                                                                                                   3,347
                                                                                            ------------

TOTAL BONDS (Cost $46,961)                                                                        45,155
                                                                                            ------------

SHORT-TERM INVESTMENT  0.1%

      24,510    Repurchase Agreement, State Street Bank, 1.360%,
                11/01/02 (Maturity Value $24) (Cost $24) Collateral:
                FNMA, 7.000%, 07/15/05 (Collateral Value $29)...........................              24
                                                                                            ------------

TOTAL SHORT-TERM INVESTMENT (Cost $24)                                                                24
                                                                                            ------------

TOTAL INVESTMENTS (Cost $46,985), 103.4%                                                          45,179
                                                                                            ------------

OTHER ASSETS AND LIABILITIES, NET, (3.4)%                                                         (1,474)
                                                                                            ------------

NET ASSETS, 100.0%                                                                          $     43,705
                                                                                            ============

(a) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(b)  The issuer declared bankruptcy and is in default of interest payments.

     PORTFOLIO ABBREVIATIONS

     FNMA      Federal National Mortgage Association

      The accompanying notes are an integral part of these financial statements.

10  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2002

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                               Institutional   Institutional
                                                              U.S. Micro-Cap       Yield+
                                                                   Fund             Fund
                                                               -----------------------------
ASSETS:
     Investments in securities at cost                         $    325,352     $     46,961
     Repurchase agreements at cost                                   19,810               24
                                                               ------------     ------------
         TOTAL INVESTMENTS AT COST                             $    345,162     $     46,985
                                                               ============     ============

     Investments in securities at value                        $    228,520     $     45,155
     Repurchase agreements at value                                  19,810               24
     Cash                                                                 4               --
     Dividends and interest receivable                                   36              680
     Receivable for securities sold                                   2,487               --
     Receivable from sale of fund shares                              3,925               --
     Receivable from Advisor                                             --                5
     Prepaid expenses                                                    12                3
                                                               ------------     ------------
         TOTAL ASSETS                                               254,794           45,867
                                                               ------------     ------------
LIABILITIES:

     Income dividend payable                                             --               43
     Payable for securities purchased                                 1,056            2,058
     Payable for fund shares redeemed                                   130               --
     Accrued expenses:
         Investment advisory and administrative fees                    229               25
         Other                                                           82               36
                                                               ------------     ------------
         TOTAL LIABILITIES                                            1,497            2,162
                                                               ------------     ------------
NET ASSETS                                                     $    253,297     $     43,705
                                                               ============     ============

Net assets consist of:
     Paid in capital                                           $    382,555     $     45,518
     Unrealized depreciation on investments                         (96,832)          (1,806)
     Accumulated net realized loss                                  (32,426)              (7)
                                                               ------------     ------------
NET ASSETS                                                     $    253,297     $     43,705
                                                               ============     ============

SHARES OF CAPITAL STOCK OUTSTANDING                                  26,654            4,550
                                                               ============     ============

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)        $       9.50     $       9.61
                                                               ============     ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  11

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2002

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                      Institutional    Institutional
                                                                     U.S. Micro-Cap       Yield+
                                                                          Fund             Fund
                                                                      -----------------------------
INVESTMENT INCOME:
     Dividends                                                        $        161     $         --
     Interest                                                                  825            1,359
                                                                      ------------     ------------
         TOTAL INCOME                                                          986            1,359
                                                                      ------------     ------------
EXPENSES:

     Investment advisory and administrative fees                             3,523              283
     Shareholder servicing fees                                                110                7
     Custody fees                                                               47               11
     Accounting fees                                                            48               14
     Audit and legal fees                                                       37               24
     Directors' fees                                                            18                2
     Registration fees                                                          56               25
     Reports to shareholders                                                    79               21
     Other                                                                      25                4
                                                                      ------------     ------------
         TOTAL EXPENSES BEFORE REDUCTIONS                                    3,943              391
     Earned custody credits                                                     (2)              --
     Expenses waived by Advisor                                                 --              (86)
                                                                      ------------     ------------
         TOTAL NET EXPENSES                                                  3,941              305
                                                                      ------------     ------------
              NET INVESTMENT INCOME (LOSS)                                  (2,955)           1,054
                                                                      ------------     ------------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
     Net realized loss from investments                                    (23,871)              (7)
     Net unrealized depreciation on investments                            (68,742)          (1,806)
                                                                      ------------     ------------
     Net realized and unrealized loss from investments                     (92,613)          (1,813)
                                                                      ------------     ------------
              NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $    (95,568)    $       (759)
                                                                      ============     ============

      The accompanying notes are an integral part of these financial statements.

12  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Years Ended October 31, 2002 and 2001

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                    INSTITUTIONAL            INSTITUTIONAL
                                                                   U.S. MICRO-CAP                YIELD+
                                                                        FUND                      FUND
                                                            -----------------------------     ------------
                                                                2002             2001            2002(1)
                                                            ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                       $     (2,955)    $       (146)    $      1,054
         Net realized loss from investments                      (23,871)          (6,931)              (7)
         Net unrealized depreciation on investments              (68,742)         (40,763)          (1,806)
                                                            ------------     ------------     ------------
              Net decrease in net assets from operations         (95,568)         (47,840)            (759)
                                                            ------------     ------------     ------------
     Distributions to shareholders from:
         Net investment income                                        --               --           (1,054)
         Net realized gains                                           --          (18,058)              --
                                                            ------------     ------------     ------------
              Total distributions to shareholders                     --          (18,058)          (1,054)
                                                            ------------     ------------     ------------
     From capital share transactions:
         Proceeds from shares sold                               171,991          164,084           50,000
         Reinvested dividends                                         --           17,138              507
         Payments for shares redeemed                           (109,534)         (70,570)          (4,989)
                                                            ------------     ------------     ------------
              Net increase in net assets
                from capital share transactions                   62,457          110,652           45,518
                                                            ------------     ------------     ------------
         Net increase (decrease) in net assets                   (33,111)          44,754           43,705
Net assets at beginning of period                                286,408          241,654               --
                                                            ------------     ------------     ------------

NET ASSETS AT END OF PERIOD                                 $    253,297     $    286,408     $     43,705
                                                            ============     ============     ============

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                         13,985           12,127            5,002
     Reinvested dividends                                             --            1,261               52
     Redeemed                                                     (9,394)          (5,240)            (504)
                                                            ------------     ------------     ------------
         Net increase from capital share transactions              4,591            8,148            4,550
                                                            ============     ============     ============

1 Fund commenced operations on November 1, 2001.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  13

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND                                          Year Ended October 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                            2002            2001            2000            1999            1998
                                                         ----------      ----------      ----------      ----------      ----------
SELECTED PER SHARE DATA
     For one share outstanding during the period
     NET ASSET VALUE, BEGINNING OF PERIOD                $    12.98      $    17.37      $    13.68      $     7.52      $     9.78
                                                         ----------      ----------      ----------      ----------      ----------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                          (.11)           (.01)            .06            (.04)           (.04)
         Net realized and unrealized gain (loss)              (3.37)          (3.08)           8.19            8.80           (1.98)
                                                         ----------      ----------      ----------      ----------      ----------
              Total income from investment operations         (3.48)          (3.09)           8.25            8.76           (2.02)
                                                         ----------      ----------      ----------      ----------      ----------

     LESS DISTRIBUTIONS
         From net investment income                              --              --            (.06)             --              --
         From net realized gains                                 --           (1.30)          (4.50)          (2.60)           (.24)
                                                         ----------      ----------      ----------      ----------      ----------
              Total distributions                                --           (1.30)          (4.56)          (2.60)           (.24)
                                                         ----------      ----------      ----------      ----------      ----------

     NET ASSET VALUE, END OF PERIOD                      $     9.50      $    12.98      $    17.37      $    13.68      $     7.52
                                                         ==========      ==========      ==========      ==========      ==========

TOTAL RETURN1                                              (26.81)%        (18.13)%          60.36%         118.10%        (21.03)%
     Net assets, end of period (000s omitted)            $  253,297      $  286,408      $  241,654      $  104,971      $   37,347
     Ratio of net expenses to average net assets2             1.29%           1.25%           1.25%           1.25%           1.25%
     Ratio of gross expenses to average net assets2           1.29%           1.31%           1.24%           1.35%           1.38%
     Ratio of net investment income (loss)
      to average net assets                                  (.96)%          (.06)%            .30%          (.53)%          (.44)%
     Portfolio turnover rate                                    64%             85%            123%            155%            187%

1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

2 See Note 2 of "Notes to Financial Statements."

      The accompanying notes are an integral part of these financial statements.

14 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

FREMONT INSTITUTIONAL YIELD+ FUND                                   YEAR ENDED
---------------------------------                                   OCTOBER 31,
                                                                      2002(1)
                                                                    ----------
SELECTED PER SHARE DATA
     For one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.00
                                                                    ----------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                             .22
         Net realized and unrealized loss                                 (.39)
                                                                    ----------
              Total income from investment operations                     (.17)
                                                                    ----------

     LESS DISTRIBUTIONS
         From net investment income                                       (.22)
                                                                    ----------
              Total distributions                                         (.22)
                                                                    ----------

     NET ASSET VALUE, END OF PERIOD                                 $     9.61
                                                                    ==========

TOTAL RETURN(2)                                                        (1.55)%
     Net assets, end of period (000s omitted)                       $   43,705
     Ratio of net expenses to average net assets3                         .70%
     Ratio of gross expenses to average net assets3                       .90%
     Ratio of net investment income to average net assets                2.42%
     Portfolio turnover rate                                               --%

1 Fund commenced operations on November 1, 2001.

2 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

3 See  Note 2 of  "Notes  to  Financial  Statements."

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  15

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
                Notes to Financial Statements - October 31, 2002
                   (All dollars in thousands except par value)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, two of which, the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund (the "Funds"), are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

          The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     A.   SECURITY VALUATION

          Investments are stated at value based on recorded closing prices on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities that mature in 60 days or less are included in investments at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund. Bond discounts and premiums are amortized using the interest method for long-term securities and the straight line method for short-term securities.

     D.   INCOME TAXES

          No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

          Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

          Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS

          Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2002, all outstanding repurchase agreements held by the Funds had been entered into on that day.

2.   TRANSACTIONS WITH RELATED PARTIES

          INVESTMENT ADVISOR
          Each of the Funds have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont
          Investors, Inc. Under this agreement, the Advisor supervises and implements

16  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
                Notes to Financial Statements - October 31, 2002
                   (All dollars in thousands except par value)

          the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

               Institutional U.S. Micro-Cap Fund             1.00%*
               Institutional Yield+ Fund                     0.50%*

          * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

          For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets.

          For the Institutional U.S. Micro Cap Fund and Institutional Yield+ Fund, the Advisor has contractually limited the total operating expenses to 1.35% and 0.70%, respectively, of average daily net assets. Prior to March 1, 2002, the total operating expense limit for the Institutional U.S. Micro Cap Fund was 1.25%. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor has not recouped waivers and reimbursements of $146 and $86, respectively, from the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund as of October 31, 2002.

          Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income.

          OTHER RELATED PARTIES
          At October 31, 2002, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 22% of the Institutional U.S. Micro-Cap Fund and 100% of the Institutional Yield+ Fund.

          Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2002, the Institutional U.S. Micro-Cap Fund had 11% invested in the Fremont Money Market Fund. The Institutional U.S. Micro Cap Fund earned dividends of $99 from the Fremont Money Market Fund during the year ended October 31, 2002.

3.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 2002, were as follows:

                                                      PURCHASES       PROCEEDS
                                                      ---------       --------
          Long-term securities:
               Institutional U.S. Micro-Cap Fund       $223,551       $152,764
               Institutional Yield+ Fund                 18,446             --

4.   PORTFOLIO CONCENTRATIONS

          Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Funds more significantly to economic changes occurring in certain segments or industries.

                                                        FREMONT MUTUAL FUNDS  17

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
                Notes to Financial Statements - October 31, 2002
                   (All dollars in thousands except par value)

5.   FEDERAL INCOME TAX MATTERS

          As of October 31, 2002, the tax basis components of net assets were as follows:

                                                INSTITUTIONAL     INSTITUTIONAL
                                               U.S. MICRO-CAP         YIELD+
                                                    FUND               FUND
                                                 ----------         ---------

          COST OF INVESTMENTS FOR TAX PURPOSES   $  350,618         $  46,985
                                                 ==========         =========
          Gross tax unrealized appreciation      $   20,384         $      74
          Gross tax unrealized depreciation        (122,672)           (1,880)
                                                 ----------         ---------
          NET TAX UNREALIZED APPRECIATION          (102,288)           (1,806)
          CAPITAL LOSS CARRYFORWARD                 (26,970)               (7)
          PAID IN CAPITAL                           382,555            45,518
                                                 ----------         ---------
          NET ASSETS                             $  253,297         $  43,705
                                                 ==========         =========

          The tax composition of dividends for the year ended October 31, 2002 were as follows:

                                                                   LONG-TERM
                                                 ORDINARY           CAPITAL
                                                  INCOME             GAINS
                                                 --------          ---------

          Institutional U.S. Micro-Cap Fund       $   --            $   --
          Institutional Yield+ Fund                1,011                --

          For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2002 that may reduce distributions of realized gains in future years.

                                            INSTITUTIONAL         INSTITUTIONAL
          EXPIRING IN                    U.S. MICRO CAP FUND       YIELD+ FUND
          ----------------------------------------------------------------------
          2009                                 $  6,557               $ --
          2010                                   20,413                  7
          ----------------------------------------------------------------------
                                               $ 26,970               $  7
          ======================================================================

6.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% per annum of the unused balance of the Line of Credit.

          Borrowing activity under the line of credit for the fiscal year ended October 31, 2002 was as follows:

                                                                                                             AMOUNT
                                           AVERAGE AMOUNT        MAXIMUM AMOUNT                          OUTSTANDING AT
          FUND                               OUTSTANDING           OUTSTANDING     INTEREST EXPENSE     OCTOBER 31, 2002
          --------------------------------------------------------------------------------------------------------------
          Institutional U.S. Micro-Cap Fund      $1                   $89               $  --                 $  --

18  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
                       Directors and Officers (Unaudited)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
        NAME                                                                                     FUND COMPLEX       OTHER
      ADDRESS                       POSITIONS          YEAR      PRINCIPAL OCCUPATIONS            OVERSEEN BY   DIRECTORSHIPS
   DATE OF BIRTH                       HELD          ELECTED1       PAST FIVE YEARS                 DIRECTOR         HELD
-------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes4                   Director          1988      Vice President and Director,          13
Fremont Investment Advisors, Inc                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43
-------------------------------------------------------------------------------------------------------------------------------
Donald C. Luchessa4,6                Director          1991      Principal, DCL Advisory               13
Fremont Investment Advisors, Inc                                 (marketer for investment
333 Market Street, 26th Floor                                    advisors).
San Francisco, CA 94105
2-18-30
-------------------------------------------------------------------------------------------------------------------------------
David L. Egan4                       Director          1995      President, Fairfield Capital          13
Fremont Investment Advisors, Inc                                 Associates, Inc. Founding
333 Market Street, 26th Floor                                    Partner of China Epicure,
San Francisco, CA 94105                                          LLC and Palisades
5-1-34                                                           Trading Company, LLC
-------------------------------------------------------------------------------------------------------------------------------
Kimun Lee4                           Director          1998      Principal of Resources                13
Fremont Investment Advisors, Inc                                 Consolidated (a consulting
333 Market Street, 26th Floor                                    and investment banking
San Francisco, CA 94105                                          service group).
6-17-46
-------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman4              Director          1999      Financial Consultant                  13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

                                                        FREMONT MUTUAL FUNDS  19

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
                       Directors and Officers (Unaudited)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
        NAME                                                                                     FUND COMPLEX       OTHER
      ADDRESS                       POSITIONS          YEAR      PRINCIPAL OCCUPATIONS            OVERSEEN BY   DIRECTORSHIPS
   DATE OF BIRTH                       HELD          ELECTED1       PAST FIVE YEARS                 DIRECTOR         HELD
-------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS2 AND OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
David L. Redo3,5                     Director          1988      5/01-Present, Managing                13     Sit/Kim
Fremont Investment Advisors, Inc.                                Director, Fremont Investment                 International
333 Market Street, 26th Floor                                    Advisors, Inc.; 9/88-5/01 -                  Investment
San Francisco, CA 94105                                          CEO & Managing Director,                     Associates.
9-1-37                                                           Fremont Investment Advisors,
                                                                 Inc;. 9/88-Present, Managing
                                                                 Director, Fremont Group,
                                                                 LLC and Fremont Investors, Inc.
--------------------------------------------------------------------------------------------------------------------------
Nancy Tengler3,5                     CEO,              2000      10/00-Present, - President,           13     Fremont
Fremont Investment Advisors, Inc     President                   CIO and Director,-5/01 - CEO-                Investment
333 Market Street, 26th Floor        and Director                Fremont Investment Advisors,                 Advisors, Inc.
San Francisco, CA 94105                                          Inc.; 4/01-Present, Managing
2-26-58                                                          Director, Fremont Group, LLC;
                                                                 5/01-Present - Managing Director-
                                                                 Fremont Investors, Inc; 9/97-9/00,
                                                                 President and CIO, Global Alliance
                                                                 Value Investors, Ltd.; 12/94-9/97,
                                                                 Managing Director and Head of the
                                                                 Value Equities Group, UBS Asset
                                                                 Management (NY) Inc.
--------------------------------------------------------------------------------------------------------------------------
Tina Thomas                          Vice              1996      6/96-Present Vice President,          13
Fremont Investment Advisors, Inc.    President,                  Secretary, and Chief
333 Market Street, 26th Floor        Secretary,                  Compliance Officer, Fremont
San Francisco, CA 94105              and Chief                   Investment Advisors, Inc.
8-7-49                               Compliance
                                     Officer

1 Directors and officers of the Funds serve until their resignation, removal or retirement.

2 "Interested persons" within the meaning as defined in the 1940 Act.

3 Member of the Executive Committee

4 Member of the Audit Committee

5 Member of the Fremont Investment Committee

6 Donald C. Luchessa will retire from the Fremont Mutual Fund Board as a Director effective December 31, 2002.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539

20  FREMONT MUTUAL FUNDS

FREMONT FUNDS
--------------------------
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontinstitutional.com

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